Summary Prospectus and Prospectus Supplement Strategic Income Fund
Supplement dated December 15, 2022 ■ Prospectus dated August 1, 2022

Strategic Income Fund will be renamed Multisector Income Fund. Effective February 14, 2023, all references to Strategic Income will be replaced with Multisector Income.

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